   As filed with the Securities and Exchange Commission on February 14, 2000.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                     February 14, 2000 (February 14, 2000)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


       New Jersey                      0-19312                 22-2822175
(State of other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

                   707 State Road, #206, Princeton, NJ 08540
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001

                                 MEDAREX, INC.

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.      Other Events ..................................................  3

Item 7.      Financial Statements and Exhibits .............................  4

Signature    ...............................................................  5

           Item 5.   Other Events.

     This Current Report on Form 8-K is being submitted in order to file a material contract recently entered into by Medarex, Inc.

          Item 7.   Financial Statements and Exhibits.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                        Description of Exhibit
-------                       ----------------------

10.1 Letter of Intent dated February 10, 2000 between Medarex, Inc. and Eos Technology, Inc.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEDAREX, INC.
                                    Registrant


Date:   February 14, 2000                By: /s/ Donald L. Drakeman
                                             ----------------------------------
                                             Donald L. Drakeman
                                             President, Chief Executive Officer
                                             and Director

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                              PAGE
NUMBER              DESCRIPTION                                      NUMBER
-------             -----------                                      ------

10.1 Letter of Intent dated February 10, 2000 between Medarex, Inc. and Eos Technology, Inc.